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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) September 26, 1996


                        CONSUMER PORTFOLIO SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)



                                   California
                 (State or Other Jurisdiction of Incorporation)


               333-09343                            33-0459135
        (Commission File Number)        (I.R.S. Employer Identification No.)


    2 Ada, Suite 100, Irvine, California                    92718
  (Address of Principal Executive Offices)                (Zip Code)


                                 (714) 753-6800
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     The Registrant is filing final forms of the exhibits listed in Item 7(c) below.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.


Exhibit
  No.             Document Description
  ---             --------------------


  1.1             Underwriting Agreement

  4.1             Pooling and Servicing Agreement

  10.1            Purchase Agreement

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         CONSUMER PORTFOLIO SERVICES, INC.,
                                         as Originator of the Trust (Registrant)



Dated:  September 30, 1996               By: /s/ Charles E. Bradley, Jr.
                                            ----------------------------
                                            Charles E. Bradley, Jr.
                                            President

                                INDEX TO EXHIBITS




                                                                      Sequential
       Exhibit No.          Document Description                       Page No.
       -----------          --------------------                       --------

           1.1              Underwriting Agreement

           4.1              Pooling and Servicing Agreement

          10.1              Receivables Purchase Agreement